
MOVING WATER. MOVING ENERGY.
MOVING FORWARD.

Q4/FY 2025 Earnings Presentation

February 17, 2026

Franklin Electric

Q4 and 2025 Key messages



- **Strong Q4 & FY results in all three segments**
- **Sales growth across end markets.** Good pricing discipline and execution.
- **Disciplined strategy execution** led to solid growth in softer markets.
- **Healthy Q4 order trends and backlog.** A positive 2026 outlook.
- **Another year of strong cash conversion.** A healthy balance sheet to invest for growth.
- **Value Acceleration Office** launched.
- Well-positioned in the face of **tariffs and global uncertainty.**

Franklin Electric

OUR VALUE CREATION FRAMEWORK

GROWTH ACCELERATION

- ✓ Strong revenue with **all segments growing**
- ✓ Strategy focused on **faster growing markets and regions**
- ✓ **Innovation as a key focus** with over 35 new products contributing a projected ~$160M in new revenue by year three
- ✓ Enhancing and **expanding our channel** in our most important markets

RESILIENT MARGINS

- ✓ Key **margin improvement efforts** in Distribution and Water treatment showing progress (**+210bps and +410bps**)
- ✓ **Value Acceleration Office** kicked off with key cross functional activities to drive YoY productivity
- ✓ Improved **strategic pricing focus,** offset tariffs
- ✓ Consolidation of key business systems

INVESTMENTS & CAPITAL

- ✓ **Key acquisitions** (Barnes and Pump Eng) to support faster growing markets and geographies
- ✓ **Corporate development** upgraded as a strategic capability focuses on targeted M&A
- ✓ **Returned capital to our shareholders with buybacks**

TALENT CENTRIC

- ✓ **Key executive adds and internal talent promotions to** strengthen our team
- ✓ Ongoing effort to **enhance our cultural alignment** focused on collaboration and growth
- ✓ **Safety focus** showing our employee commitment

OUR BUSINESS SEGMENTS



13%
$2.131B REVENUE
31%
56%
29%
$269.0M OPERATING INCOME
11%
60%
2025
Water Systems
Distribution
Energy Systems

FY 2025 Adjusted EPS Performance [1]



$3.22
$0.91
$0.01
$4.14
$3.92
+6%
FY 2025 Reported EPS
Pension Settlement Loss
Restructuring expenses
Adjusted FY 2025 EPS
Adjusted FY 2024 EPS

- **FY EPS Performance:**
  - **Sales of $2,131M**, up 5% YoY
  - **Gross Margin of 35.9%,** flat
  - **Operating income of $268.9M**, up 10% YoY, with operating margin of 12.6%
  - **Interest Expense** up $4.3M or 68% YOY
  - **Tax Rate** 23.6%, up 190bps YOY
  - **Adjusted EPS of $4.14**, up 6% YoY

- **Solid performance** despite macroeconomic challenges
- **Higher sales** in Water Systems, from the benefit of acquisitions and favorable pricing
- **Higher Sales** in Energy Systems due to higher volumes
- **Higher sales** in the Distribution segment due to higher volumes

[1] Non-GAAP financial metrics referenced in this slide include Adjusted EPS, net debt/cash, free cash flow, and net debt to EBITDA. A reconciliation to comparable U.S. GAAP measures can be found herein.

Franklin Electric

Q4 2025 Performance

SALES



$486M
$1M
$15M
$5M
$507M
4% YoY
0%
3%
1%
Q4 2024
Volume/Price
Acquisitions
FX, net
Q4 2025

Sales of $506.9M increased 4% YoY

- Favorable pricing in all three Segments
- Higher volumes in Energy and Distribution Segments
- Acquisitions added 3% of growth

OPERATING INCOME



$43M
$7M
($2M)
$3M
$52M
20% YoY
8.9%
17%
(4%)
7%
10.2%
Q4 2024
Gross Profit
SG&A
Restructuring
Q4 2025

Operating Income of $51.6M increased 20% YoY

- Gross profit up on higher sales
- Higher SG&A expenses primarily due to acquisition-related costs

FY 2025 Performance

SALES



$2,021M
$60M
$52M
($3M)
$2,131M
5% YoY
3%
3%
(0%)
FY 2024
Volume/Price
Acquisitions
FX, net
FY 2025

Sales of $2,131.3M increased 5% YoY

- Favorable pricing in all three Segments
- Higher volumes in Energy and Distribution Segments
- Acquisitions added 3% of growth

OPERATING INCOME



$244M
$39M
($16M)
$3M
$269M
10% YoY
12.1%
16%
(7%)
1%
12.6%
FY 2024
Gross Profit
SG&A
Restructuring
FY 2025

Operating Income of $268.9M increased 10% YoY

- Gross profit up on higher sales
- Higher SG&A expenses primarily due to acquisition-related costs

Q4 2025 Segment Details

	Sales	Op. Income	Op. Margin	Comments
WATER SYSTEMS	**$291.6M** (up 4%)	**$41.8M** (up 17%)	**14.3%** (up 160 bps)	• Record revenue with growth of 4% • Gross margin up • SG&A up due to acquisition-related expenses & intangible amortization
ENERGY SYSTEMS	**$74.7M** (up 9%)	**$22.6M** (down 9%)	**30.3%** (down 560 bps)	• Sales growth in Q4 due to favorable pricing and volumes • Operating margin decreased due to tariff cost not being offset with price
DISTRIBUTION	**$161.6M** (up 3%)	**$5.3M** (up 960%)	**3.3%** (up 300 bps)	• Record revenue with growth of 3% • Cost structure actions implemented in 2024 driving improvement in operating performance

Water Systems FY 2025 Performance

SALES


$1,184M
$23M
$52M
($3M)
$1,256M
6% YoY
2%
4%
(0%)
FY 2024
Volume/Price
Acquisitions
FX, net
FY 2025

Sales of $1,256.4M increased 6% YoY

- Favorable pricing
- Acquisitions added 4% of growth
- Softer HVAC Market in Q4
- Above market growth in Water Treatment & Dewatering

OPERATING INCOME


$198M
$24M
($17M)
$2M
$207M
5% YoY
16.7%
12%
(8%)
1%
16.5%
FY 2024
Gross Profit
SG&A
Restructuring
FY 2025

Operating Income of $207.2M increased 5% YoY

- Gross profit up on higher volume and pricing and productivity offset inflation.
- Higher SG&A expenses primarily due to acquisition-related costs

Franklin Electric

Energy FY 2025 Performance

SALES



$274M
$25M
$0M
$0M
$299M
9% YoY
9%
0%
(0%)
FY 2024
Volume/Price
Acquisitions
FX, net
FY 2025

Sales of $299.0M increased 9% YoY

- Favorable pricing and Higher volumes
- Good adoption of new products as we exited the year
- International growth gained strong momentum

OPERATING INCOME



$94M
$6M
($1M)
$0M
$99M
6% YoY
34.2%
7%
(1%)
0%
33.1%
FY 2024
Gross Profit
SG&A
Restructuring
FY 2025

Operating Income of $99.1M increased 6% YoY

- Gross profit up on higher sales and strong operational efficiency
- Slightly higher SG&A expenses as we invest for new products and markets

Distribution FY 2025 Performance

SALES



$686M
$15M
$0M
$0M
$701M
2% YoY
2%
0%
(0%)
FY 2024
Volume/Price
Acquisitions
FX, net
FY 2025

OPERATING INCOME



$24M
$10M
$5M
$0M
$40M
64% YoY
3.5%
42%
21%
1%
5.7%
FY 2024
Gross Profit
SG&A
Restructuring
FY 2025

Sales of $700.7M increased 2% YoY

- A good mix of price and volume
- Relatively stable market with a favorable outlook
- Good expansion of customers in wastewater and water treatment

Operating Income of $39.9M increased 64% YoY

- Gross profit up on dynamic pricing and operational efficiencies
- Lower SG&A expenses as we streamline our business

Balance Sheet and Cash Flow[1]

$100M
Cash Balance

$67M
Net Debt

0.3x
Net Debt to EBITDA

0.35M
Shares repurchased in Q4

Free Cash Flow


$98M
$89M
$221M
$196M
Q4 2024
Q4 2025
FY 2024
FY 2025

Cash Flow From Operations


$151M
$135M
$261M
$239M
Q4 2024
Q4 2025
FY 2024
FY 2025

[1] Non-GAAP financial metrics referenced in this slide include net debt/cash, free cash flow, and net debt to EBITDA. A reconciliation to comparable U.S. GAAP measures can be found herein.

2026 Outlook

Franklin Electric



SALES

$2.17 to $2.24 Billion
(up LSD to MSD)

Adjusted EPS

$4.40 to $4.60
(up MSD to LDD)

HIGHLIGHTS

- **Top line growth** despite ongoing soft macroeconomic environment (housing market, interest rates)
- **Solid underlying demand** in core markets, healthy demand trend, solid backlog
- **Expanding margins**
- **Tariff management and mitigation** protecting margins
- **Maintaining strong balance sheet** and **deploying capital with best ROIC mindset**
- **Remain confident in our long-term strategy**

LSD = low-single digits, MSD = mid-single digits, HSD = high-single digits, LDD = low-double digits

Attractive Investment Opportunity

Franklin Electric

- Great businesses in attractive markets
- Leading innovation and service to drive above market growth
- Resilient margins with key transformation driving sustainable Expansion
- Strong balance sheet with disciplined capital deployment
- Strong culture and team focused on our employees, our customers with collaboration, innovation, and velocity



End-Market


~15%
Muni. & Util.
~14%
Energy
~12%
Agri.
~15%
Commercial & Industrial
~44%
Residential
Franklin Electric
$2.1B
Revenue

Application


~13%
Other*
~8%
Waste-water
~11%
Water-Treat.
~14%
Fueling & Grid
~46%
Groundwater
~8%
Dewatering
Franklin Electric
$2.1B
Revenue

Closing Thoughts







- Strong 2025, all businesses performing well despite challenging markets
- Value Acceleration Office will bring productivity and efficiency
- Solid backlog and book to bill

- Another year of growth and margin expansion in ‘26, we expect a strong year
- Mitigation strategies in place to continue to offset tariff impacts

- Continued confidence in our long-term strategy
- We are an attractive portfolio with great opportunities to grow



3.85%
+$0.230
3.72%
+$0.130
1.91%
-$0.080

Franklin Electric

Non-GAAP Reconciliations

Non-GAAP Reconciliations

Franklin Electric

To supplement Franklin Electric's consolidated financial statements presented on a U.S. GAAP basis, the company discloses certain non-GAAP financial measures. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States.

Non-GAAP financial measures may enhance an understanding of the company's operations and may facilitate an analysis of those operations, particularly in evaluating performance from one period to another. Management believes that non-GAAP financial measures, when used in conjunction with the results presented in accordance with U.S. GAAP and the company's reconciliations to corresponding U.S. GAAP financial measures (which are included in the tables accompanying this presentation), may enhance an investor's overall understanding of the company's past financial performance and prospects for the future. Accordingly, management uses these non-GAAP measures internally in financial planning and to monitor business performance. This information should be considered in addition to, and not as substitutes for, information prepared in accordance with U.S. GAAP.

Franklin Electric strongly encourages investors to review its consolidated financial statements and publicly-filed reports in their entirety and cautions investors that the non-GAAP measures used by the company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Non-GAAP financial measures used in this presentation include net debt/cash, net debt to EBITDA and free cash flow and conversion.

Franklin Electric

Reconciliation of Adjusted EPS Non-GAAP Financial Measure

	For the Fourth Quarter			For the Full Year of		
	2025	2024	Change	2025	2024	Change
Diluted Earnings per Share "EPS"	**$ 0.87**	**$ 0.72**	**21%**	**$ 3.22**	**$ 3.86**	**-17%**
Pension Settlement	$ (0.01)	$ -		$ 0.91	$ -	
Restructuring	$ 0.01	$ 0.06		$ 0.01	$ 0.06	
Adjusted Diluted EPS (non-GAAP)	**$ 0.87**	**$ 0.78**	**12%**	**$ 4.14**	**$ 3.92**	**6%**

Reconciliation of Non-GAAP Financial Measure

Total Debt to Net Debt (Cash) and Net Debt to EBITDA
$ in Millions

	As of December 31, 2025
Total debt	$ 167
Less: cash and cash equivalents	$ (100)
Net (cash) debt	$ 67

	Twelve months ended December 31, 2025	Year ended December 31, 2024
Net income	$ 149	$ 182
Depreciation and amortization	$ 63	$ 56
Income tax expense	$ 46	$ 50
Interest expense	$ 11	$ 6
EBITDA	$ 268	$ 294
Net debt to EBITDA as of December 31, 2025	0.3	

Reconciliation of Non-GAAP Financial Measure

Operating Cash Flow to Free Cash Flow

$ in Millions

	2025					2024				
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Cash flows from operating activities	$ (19.5)	$ 51.5	$ 102.7	$ 84.7	$ 238.9	$ (1.4)	$ 36.4	$ 116.1	$ 110.3	$ 261.4
Cash flows from investing activities	$ (116.1)	$ (11.2)	$ (9.8)	$ (136.1)	$ (157.1)	$ (10.2)	$ (10.0)	$ (9.1)	$ (16.3)	$ (45.6)
Cash flows from financing activities	$ (2.6)	$ (19.5)	$ (90.1)	$ (87.7)	$ (197.3)	$ (6.3)	$ (32.4)	$ (61.3)	$ 25.9	$ (74.1)
					$ -					$ -
Cash flows from operating activities	$ (19.5)	$ 51.5	$ 102.7	$ 84.7	$ 238.9	$ (1.4)	$ 36.4	$ 116.1	$ 110.3	$ 261.4
Capital expenditures	$ (6.8)	$ (11.6)	$ (11.4)	$ (22.3)	$ (45.3)	$ (9.2)	$ (10.2)	$ (9.5)	$ (12.8)	$ (41.7)
Proceeds from sale of property, plant and equipment	$ 0.4	$ 0.3	$ 1.9	$ 0.7	$ 2.9	$ 0.1	$ 0.3	$ 0.3	$ 0.5	$ 1.2
Free cash flow	$ (25.9)	$ 40.2	$ 93.2	$ 63.1	$ 196.5	$ (10.5)	$ 26.5	$ 106.9	$ 98.0	$ 220.9

Reconciliation of Non-GAAP Financial Measure

Cash Conversion
$ in Millions

	For the Full Year of	
	2025	2024
Net Cash Flows from Operating Activities	$ 238.9	$ 261.4
Net Income	$ 148.7	$ 181.6
Pension Settlement, net of tax	$ 41.5	$ -
Restructuring, net of tax	$ 0.5	$ 2.6
Net Income for Cash Conversion (non-GAAP)	**$ 190.7**	**$ 184.2**
Cash Conversion (non-GAAP)*	125%	142%

*defined as Net Cash from Operating Activities/Net Income for Cash Conversion (non-GAAP)



Thank You!

Jennifer Wolfenbarger CFO
Dean Cantrell, Director IR

InvestorRelations@FELE.com

260-827-5520